Commitments and contingent liabilities	12 Months Ended
Mar. 31, 2015
Commitments and contingent liabilities

22.    Commitments and contingent liabilities:

The aggregate amount of payments for commitments outstanding at March 31, 2015, including commitments for purchase of property, plant and equipment and other assets is as follows:

Fiscal year ending March 31	Millions of yen
2016	¥690,651
2017	55,796
2018	38,176
2019	29,724
2020	4,775
Thereafter	5,507

Total	¥824,629

Contingent liabilities at March 31, 2015 for loans guaranteed, among other things, amounted to ¥70,825 million.

At March 31, 2015, NTT Group had no material litigation or claims outstanding, pending or threatened against it, which would be expected to have a material adverse effect on NTT’s consolidated financial position or results of operations.